SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549



                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  June 1, 1995


                    CHILDREN'S DISCOVERY CENTERS OF AMERICA, INC.
                    ---------------------------------------------
                (Exact name of registrant as specified in its charter)


              Delaware                        0-14368            061097006
     ----------------------------         ---------------    ----------------
     (State or Other Jurisdiction         (Commission)       (IRS Employer
           of Incorporation)              File Number)       Identification No.)




     851 Irwin Street, Suite 200, San Rafael, California               94901
     ---------------------------------------------------         --------------
     (Address of principal executive offices)                       (zip code)


     Registrant's Telephone Number, including Area Code:  (415) 257-4200
                                                          --------------



                                        N/A
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            (Former name or former address, if changed since last report)
















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     Item 1.   Change in Control of Registrant
               -------------------------------

               None


     Item 2.   Acquisition or Disposition of Assets
               ------------------------------------

               On June 1, 1995, the Company acquired from two affiliated companies, Day Care of Chester County, Inc. and Little Explorers of Montgomery, Inc., the assets of five preschool and day care centers located in West Chester and Montgomery Counties, Pennsylvania. The assets purchased included the personal property and trademarks used in connection with operation of the centers. In addition, each of the sellers and their sole shareholder have entered into covenants not-to-compete with the Company.

               The purchase price paid to Day Care of Chester County, Inc. consisted of $1,400,000 in cash and issuance of the Company's $1,100,000, 10-year, 9% promissory note. The purchase price paid to Little Explorers of Montgomery, Inc. consisted of $252,000 in cash. In addition, the Company paid the sole shareholder of the two companies $125,000 in consideration of his entering into a covenant not-to-compete and also paid $13,000 for the acquisition of certain personal property owned by the selling shareholder used in connection with the business.

               The cash portion of the purchases was provided by the Company's working capital. The Company intends to continue to use the assets acquired in connection with the day care business.


     Item 3.   Bankruptcy or Receivership
               --------------------------

               None


     Item 4.   Changes in Registrant's Certifying Accountants
               ----------------------------------------------

               None


     Item 5.   Other Events
               ------------

               None

     Item 6.   Resignations of Registrant's Directors
               --------------------------------------

               None




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






     Item 7.   Financial Statements, Pro Forma Financial Information and
               ---------------------------------------------------------
               Exhibits
               --------


               It is impracticable to provide financial statements for the business to be acquired at the time this report is filed. The financial statements and pro forma financial information required to be filed are expected to be filed on or before August 15, 1995.


     Item 8.   Change in Fiscal Year
               ---------------------

               None


                                      SIGNATURES
                                      ----------


               Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be duly signed on its behalf by the undersigned, thereunto duly authorized.


     Dated:    June 15, 1995              CHILDREN'S DISCOVERY CENTERS
                                            OF AMERICA, INC.



                                          By:/s/ Randall J. Truelove
                                             ----------------------------------
                                             Randall J. Truelove
                                             Vice President - Finance and
                                              Chief Financial Officer



















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